JULIUS BAER INVESTMENT FUNDS

Julius Baer U.S. Microcap Fund
Julius Baer U.S. Smallcap Fund
Julius Baer U.S. Midcap Fund
Julius Baer U.S. Multicap Fund

Supplement dated August 31, 2006 to the
Statement of Additional Information dated July 24, 2006

The third and fourth sentences of “Description of the Funds, their Investment and Risks - - Portfolio Investments - - U.S. Microcap Fund” on page 3 are replaced with the following:

The micro capitalization equity universe is broadly defined as the lowest capitalized companies in the U.S. equity securities universe. Generally, the Adviser will choose securities of companies within a market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 and/or Russell Microcap Indices.

The third and fourth sentences of “Description of the Funds, their Investment and Risks - - Portfolio Investments - - U.S. Smallcap Fund” on page 3 are replaced with the following:

Generally, the Adviser will choose securities of companies within the market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 Index.

The third and fourth sentences of “Description of the Funds, their Investment and Risks - - Portfolio Investments - - U.S. Midcap Fund” on page 3 are replaced with the following:

Generally, the Adviser will choose securities of companies within the market capitalization (share price times the number of shares outstanding) range of companies within the Russell Midcap Index.